U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2003
                                _________________

                              INFODATA SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     0-10416
                            (Commission File Number)

         Virginia                                       16-0954695
(State or other jurisdiction                (I.R.S. Employer Identification No.)
    of incorporation)


12150 Monument Drive, Fairfax, Virginia                    22033
 (Address of Principal Executive Office)                 (Zip Code)


                   (703) 934-5205 (Issuer's Telephone Number)


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Item 7(c). Exhibit.

     The following exhibit is filed herewith:

     99.1 Press Release dated April 2, 2003.


Item 12.  Results of Operations and Financial Condition.

     Furnished herewith as an exhibit is a press release issued by Infodata Systems Inc. on April 2, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INFODATA SYSTEMS INC.


                                      /s/ Norman F. Welsch
                                      -------------------------------------
Date:    April 8, 2003                Norman F. Welsch
                                      Chief Financial Officer and Corporate
                                        Secretary